                                                                               .
                                                                               .
                                                                               .

                                  COMBANC, INC.
                         SUBSIDIARIES OF THE REGISTRANT
                                DECEMBER 31, 2003

                                                                    EXHIBIT 21.1

Subsidiary (1)                             State of Incorporation
--------------                             ----------------------
The Commercial Bank                                 Ohio

(1) Subsidiary's name listed hereon is name under which such subsidiary does business.

                                       81